                                                                         DFAN14A
                                  SCHEDULE 14A
                                 (RULE 14A-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                (PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                        SECURITIES EXCHANGE ACT OF 1934)

Filed by the Registrant  |_|
Filed by a party other than the Registrant  |X|

Check the appropriate box:
|_| Preliminary Proxy Statement
|_| Confidential, For Use of the Commission Only
    (as permitted by Rule 14a-6(e)-2)
|_| Definitive Proxy Statement
|X| Definitive Additional Materials
|_| Soliciting Material Pursuant to §240.14a-12

                                  CENVEO, INC.
--------------------------------------------------------------------------------
                  (Name of Registrant Specified in Its Charter)
                         BURTON CAPITAL MANAGEMENT, LLC
                                  GOODWOOD INC.
                              1354037 ONTARIO INC.
--------------------------------------------------------------------------------
      (Name of Person(s) Filing Proxy Statement, if Other Than Registrant)

Payment of Filing Fee (Check the appropriate box):
|X| No fee required
|_| Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to
    Exchange  Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

|_| Fee paid previously by written preliminary  materials:
|_| Check box if any part of the fee is offset as provided by Exchange Act
    Rule  0-11(a)(2) and identify filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
(1) Amount previously paid:
(2) Form, Schedule or Registration Statement No.:
(3) Filing party:
(4) Date filed:

                    BURTON CAPITAL MANAGEMENT / GOODWOOD, INC

                               Voting Instructions
                                       for
                       The Special Meeting of Shareholders
                                       of
                                  CENVEO, INC.

If your shares are held  through a custodian  bank or  brokerage  firm,  you can execute your vote by any of the four following methods:

  1.  VOTE BY MAIL - Please sign, date and return the  WHITE proxy ballot in the postage-paid  return  envelope.  ALSO,  PLEASE FAX A  COPY OF THE EXECUTED
      BALLOT TO OUR PROXY SOLICITOR, D.F. KING & CO., INC., AT (212) 709-3279.

  2.  VOTE BY THE  INTERNET  -  Please  go to  the ADP  Proxy  Services  website
      WWW.PROXYVOTE.COM.  Have your 12-digit  control number listed on the WHITE proxy ballot available and follow  the simple instructions.  ALSO,  PLEASE
      FAX A  COPY  OF THE  EXECUTED  BALLOT TO OUR PROXY  SOLICITOR, D.F. KING &
      CO., INC., AT (212) 709-3279.

  3.  VOTE BY  TELEPHONE  - Please  call  toll-free  (800)  454-8683.  Have your
      12-digit  control  number  listed on the WHITE proxy ballot  available and follow the simple  instructions.  ALSO,  PLEASE FAX A COPY OF THE EXECUTED
      BALLOT TO OUR PROXY SOLICITOR, D.F. KING & CO., INC., AT (212) 709-3279.

  4.  CALL  YOUR  CUSTODIAN  BANK  OR  BROKERAGE  FIRM  -  Instruct  the  person responsible  for your account at your custodial bank or brokerage firm and instruct  that person to vote ALL of your shares on the WHITE proxy ballot for ALL of Burton Capital / Goodwood proposals. ALSO, PLEASE FAX A COPY OF
      THE EXECUTED  BALLOT TO OUR PROXY  SOLICITOR,  D.F.  KING & CO.,  INC., AT
      (212) 709-3279.

IF YOU HAVE ANY QUESTIONS,  OR NEED ASSISTANCE IN VOTING, PLEASE DO NOT HESITATE
TO CALL EDWARD MCCARTHY AT (212) 493-6952 OR RICHARD GRUBAUGH AT (212) 493-6950.

VOTE FOR CHANGE.  VOTE TO REPLACE  THE  DIRECTORS  WHO HAVE SO BADLY  FAILED US.
AFTER  RECEIVING  YOUR  WHITE  PROXY  CARD AND PROXY  STATEMENT,  VOTE "FOR" THE
ELECTION OF OUR SLATE OF DIRECTORS, AND EACH OF OUR OTHER PROPOSALS, BY SIGNING,
DATING AND  RETURNING THE WHITE PROXY CARD IN THE  SELF-ADDRESSED,  POSTAGE-PAID
ENVELOPE PROVIDED.

FOR FURTHER INFORMATION, PLEASE VISIT OUR WEBSITE AT WWW.CHANGEATCENVEO.COM.  IF
YOU HAVE ANY  QUESTIONS,  PLEASE CALL D.F.  KING & CO.,  INC. TOLL FREE AT (800)
967-7921. BANKS AND BROKERS MAY CALL COLLECT AT (212) 269-5550.

For further information, please contact:

Robert G. Burton, Jr.                                 Robert T. Kittel
President                                             Partner
Burton Capital Management, LLC                        Goodwood Inc.
(203) 302-3707                                        (416) 203-2022

IMPORTANT INFORMATION

These voting instructions are not a proxy statement. On August 9, 2005, BCM and
Goodwood filed a definitive proxy statement with the Securities and Exchange
Commission relating to their solicitation of proxies from the shareholders of
Cenveo with respect to a special meeting of Cenveo's shareholders called to, among other things, replace Cenveo's current board of directors. BCM AND
GOODWOOD ADVISE SECURITYHOLDERS TO READ THEIR PROXY STATEMENT BECAUSE IT
CONTAINS IMPORTANT INFORMATION.

The proxy statement of BCM and Goodwood and other relevant documents are available for free at www.sec.gov. You may also obtain a free copy of BCM and
Goodwood's definitive proxy statement by contacting D.F. King & Co., Inc. at
(800) 967-7921 (toll-free).